Exhibit 4 (c)
[FACE OF CERTIFICATE]
PAR VALUE $1 2/3
{Vignette}
PAR VALUE $1 2/3
NG
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
LOGO
THIS CERTIFICATE IN TRANSFERABLE IN CANTON, MASS. OR JERSEY CITY, N.J.
CUSIP 370442 10 5
SEE REVERSE FOR CERTAIN DEFINITIONS
This is to Certify that
Is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK
Of General Motors Corporation, transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and all Amendments thereto and Supplements thereof. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
Witness the signature of its duly authorized officers            Dated
[signature]
SECRETARY
[signature]
CHAIRMAN & CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR
BY
[SIGNATURE]

AUTHORIZED SIGNATURE
Printed in U.S.A.
[BACK OF CERTIFICATE]
GENRAL MOTORS CORPORATION
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT ACT-

Custodian
(Cust)		(Minor)
under Uniform Gifts to

Minors Act
(State)
Additional abbreviations may also be used though not in the above list.
THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE RIGHS, PRIVILEGES, RESTRICTIONS, VOTING POWERS, LIMITATIONS AND QUALIFICATIONS OF THE SEVERAL CLASSES OF STOCK OF THE CORPORATION. REQUESTS MAY BE DIRECTED TO THE CORPORATION OR THE TRANSFER AGENT.
FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS THE SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AS FOLLOWS:
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

UNTO

SHARES		FULL NAME AND ADDRESS (INCLUDING ZIP CODE) OF

ASSIGNEE SHOULD BE TYPEWRITTEN OR PRINTED LEGIBLY
“

“

“

AND HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS

ATTORNEY

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
DATED

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVING AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.